SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS

On August 2, 2013, Renesola Singapore Pte Ltd. (“Renesola SG”) and SunEdison Singapore (formerly known as MEMC Singapore Pte Ltd. (“MEMC”) ) reached a settlement agreement under which the Company is entitled to retain the remainder of the previously refundable deposit paid in connection with a wafer supply agreement totaling $34.8 million. As there are no further obligations in connection with this deposit, it was recognized as other income in the third quarter of 2013.

The Company closed the offering of 15,000,000 ADSs, at a price of $4.67 per ADS, for an aggregate proceeds of approximately $70 million, on September 16, 2013. Investors also received 35% warrant coverage in the offering. The warrants have an initial exercise price of $6.04 per ADS (aggregate of 5,250,000 ADSs), or $3.02 per share. The exercise price is subject to adjustment under several circumstances and also to anti-dilution adjustments. The warrants are separately transferable, may be exercised in whole or in part and will expire four years from the date of issuance.

Subsequent to June 30, 2013, the Company obtained new financings totaling $190.1 million, which are short-term borrowings, to meet its working capital needs. As of September 30, 2013, the Company had unused lines of credit of $499,117, of which $430,718 was related to trade financing.

The Company recognized $202.8 million in non-cash impairment charge, including $194.7 million associated with the long-lived assets of the Phase I Sichuan polysilicon factory, in the third quarter of 2013. The impairment charge was recognized as the amount by which the carrying amount exceeds the fair value of the idled assets. In October 2012, the Company began a process of upgrading the Phase I factory and integrating the operations with those of Phase II in an effort to realize production efficiencies and reduce the cost to produce polysilicon utilizing the Phase I production lines.  From July to September 2013, the Company conducted trial productions of the integrated production lines of Phase I and Phase II.   At the end of September 2013, the Company concluded that its efforts to sufficiently reduce the cost of production, compared to the prevailing market price of polysilicon, were not successful. After conducting a further internal assessment the Company determined that it was no longer feasible to operate the Phase I facility without a loss and to recognize the impairment charge in its wafer segment accordingly.  Production at the Phase I facility was permanently discontinued in October 2013. The fair value of the idled assets used to determine the impairment charge was then determined with the assistance of an independent professional third party appraiser, which process was completed in November 2013.